Exhibit 10.1

AMENDMENT NO. 1
TO
LETTER RE: AMENDMENT AND FORBEARANCE AGREEMENT

THIS AMENDMENT NO. 1 TO LETTER RE: AMENDMENT AND FORBEARANCE AGREEMENT (this “Amendment”), dated as of February 26, 2009, is by and among WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), in its capacity as agent and sole lender (“Wachovia”), KINERGY MARKETING LLC (“Borrower”) and PACIFIC ETHANOL, INC. (“Parent”).

W I T N E S S E T H:

WHEREAS, Wachovia, Borrower and Parent have previously entered into and executed that certain Letter re: Amendment and Forbearance Agreement, dated February 13, 2009 (the “Forbearance Agreement”);

WHEREAS, Borrower and Parent have requested that Wachovia extend the Forbearance Period, which Wachovia is willing to do subject t to the terms and provisions hereof; and

WHEREAS, by this Amendment, Wachovia, Borrower and Parent wish to evidence the extension of the Forbearance Period.

NOW THEREFORE, in consideration of the mutual benefits accruing to Wachovia, Borrower and Parent hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.           Existing Definitions.  As used above and in this Amendment, all capitalized terms used herein and not otherwise defined herein shall have their respective meanings as set forth in the Forbearance Agreement.

2.           Extension of Forbearance Period.  At Borrower’s and Parent’s request and in reliance upon Borrower’s and Parent’s representations, warranties and covenants contained herein and in the Forbearance Agreement, as a one-time accommodation to Borrower and Parent, Wachovia hereby agrees to extend the Forbearance Period set forth in Section 4(a)(i) of the Forbearance Agreement from February 28, 2009 to March 31, 2009.

3.           Conditions Precedent.  This Amendment shall not become effective unless all of the following conditions precedent have been satisfied in full, as determined by Wachovia:

(a)           The receipt by Wachovia of an original (or faxed or electronic copy) of this Amendment, duly authorized, executed and delivered by Borrower and Parent;

(b)           The receipt by Wachovia of an updated thirteen (13) week budget with respect to the Projected Information, in form and substance satisfactory to Wachovia;

(c)           The receipt by Wachovia of (i) an amendment, in form and substance satisfactory to Wachovia, to the existing limited forbearance agreement among, West LB, as agent, the other lenders party thereto, Parent and certain of its subsidiaries party thereto, pursuant to which the limited forbearance period contained in such agreement is extended to March 31, 2009, and (ii) a forbearance agreement, in form and substance satisfactory to Wachovia, pursuant to which Lyles United, LLC has agreed to forbear from exercising its rights as against Parent and certain of its subsidiaries pursuant to the terms of the financing arrangements with Parent and certain of its subsidiaries for such forbearance period and on such terms and conditions as shall be acceptable to Wachovia; and

(d)           As of the date of this Amendment, other than the Specified Defaults, no Default or Event of Default shall have occurred and be continuing.

4.           Effect of this Amendment.  Except as modified pursuant hereto, no other changes or modifications to the Forbearance Agreement are intended or implied, and in all other respects the Forbearance Agreement is expressly ratified, restated and confirmed by all parties hereto as of the date hereof, except that, in the event of any conflict between any term or provision of this Amendment and any term or provision of the Forbearance Agreement, such term or provision of this Amendment shall control.

5.           Further Assurances.  The parties hereto shall execute and deliver such additional documents and take such additional actions as Wachovia requests to effectuate the provisions and purposes of this Amendment and to protect and/or maintain perfection of Wachovia’s security interests in and liens upon the Collateral.

6.           Counterparts.  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

KINERGY MARKETING LLC, as Borrower By: /s/ NEIL M. KOEHLER
Name: Neil M. Koehler
Title: President & CEO

PARENT:

PACIFIC ETHANOL, INC, as Parent By: /s/ NEIL M. KOEHLER
Name: Neil M. Koehler Title: President & CEO

WACHOVIA:

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as Agent and sole Lender By: /s/ CARLOS VALLES
Name: Carlos Valles Title: Director